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                                                                    EXHIBIT 99.2


                          CMC SECURITIES CORPORATION II
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT




                                                                           AMOUNT OF BENEFICIAL
   MPC SERIES                      NAME AND ADDRESS                              OWNERSHIP                 PERCENTAGE
    REFERENCE                     OF BENEFICIAL OWNER                      (PRINCIPAL AT 3/25/02)          OF SERIES
------------------  ------------------------------------------------  -------------------------------    --------------
1993-2A             Cede & Co.                                                     $12,257,551                89.9985%
                    P.O. Box 20
                    Bowling Green Station
                    New York, NY  10004

1993-2C             Teachers Insurance & Annuity                                   $31,773,440                90.4006%
                    Association of America
                    Securities Division, Mail Stop 41
                    730 Third Avenue 4th Floor
                    New York, NY  10017

                    CMI Investors 3LP                                               $3,313,927                 9.4287%
                    1000 Harbor Blvd., 8th Fl
                    Weehawken, NJ 07087

1993-2D             Cede & Co.                                                     $20,392,893                90.2309%
                    (see above)

1993-2E             Cede & Co.                                                     $58,346,757                99.1061%
                    (see above)

1993-2G             Teachers Insurance & Annuity                                   $62,475,153                99.6174%
                    Association of America
                    (see above)

1996-C              Cede & Co.                                                     $13,369,515                99.9993%
                    (see above)

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